DEAR CONTRACTHOLDER:


      Lexington Natural Resources Trust had an outstanding second quarter if one views relative performance in comparison to other natural resource funds. The Fund lost 4.7%* in the quarter which compares to the average natural resources fund monitored by Lipper Analytical Services, Inc. ("Lipper") which lost 10.5%. For the first six months of the year, the Fund is down 3.1%* versus -7.3% for the Lipper Average. In other words, we are performing very well against the other funds, but natural resources as a category, is underperforming, relative to other sectors of the economy.

      Natural resource stocks continued to be buffeted by the Asian situation, where those countries which are heavily natural resource oriented, are putting pressure on raw material prices around the globe. In addition, the absence of inflation and the temporary supply glut in oil has put pressure on the oil sector which accounts for over 50% of the Fund.

      One reason why an investor would diversify into a natural resources fund is that often those stocks are not correlated with the overall direction of the market. As part of an investor's investment strategy, it increases the total expected return for an investor, while reducing risk.

      So what is the outlook for natural resources? We think we are near the bottom in pricing pressure on most raw materials, i.e. oil, copper, forest products, and gold. We do not fall in the camp that expects deflation to emerge as the dominant worldwide theme. There is no doubt that Asia is casting a deflationary pall over the world economies, but in general, we believe that we will begin to see wage cost pressures and labor demands starting to manifest themselves in the United States and other European countries, perhaps carrying over into world markets. Countries must reflate in order to maintain economic growth. Pressures on Japan to loosen its monetary controls and grow its way out of its economic recession has potential inflationary implications around the world. Inflation and economic growth are strong stimuli for natural resource usage.

      We continue to maintain heavy exposure to the oil sector. Despite recent price pressure, the overall fundamentals look attractive. We believe we will be rewarded by those stocks that are beneficiaries of committed exploration budgets. In our opinion, profit taking, rather than fundamentals, have impacted this sector. We invest in high quality companies with outstanding management teams that have the financial capacity and strategic insight to grow their way through a difficult period. Your portfolio reflects those characteristics.


                                             Sincerely,



                                             /s/Robert M.DeMichele
                                             -------------------------------
                                             Robert M.DeMichele
                                             Portfolio Manager and President
                                             August, 1998




*0.27%, 7.33% and 5.11% are the one year, five year and since commencement (8/1/89) average annual standard total returns, respectively, for the period ended June 30, 1998. Prior to September 1991, the Fund operated under a different name and investment objective.Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (unaudited)


     NUMBER OF                                                         VALUE
      SHARES               SECURITY                                  (NOTE 1)
--------------------------------------------------------------------------------


                 COMMON STOCKS: 93.2%
                 BASIC MATERIALS: 4.0%
    46,000       Martin Marietta Materials, Inc. ..............       $2,070,000
                                                                     -----------

                 CHEMICAL PRODUCTS: 16.0%
    25,000       Avery Dennison Corporation ...................        1,343,750
    14,000       Dow Chemical Company .........................        1,353,625
    25,000       Imperial Chemical
                   Industries plc (ADR) .......................        1,612,500
    25,000       Monsanto Company .............................        1,396,875
    20,000       Olin Corporation .............................          833,750
    39,000       Pioneer Hi-Bred International, Inc. ..........        1,613,625
                                                                     -----------
                                                                       8,154,125
                                                                     -----------

                 ENERGY SOURCES: 60.0%
    21,000       Anadarko Petrol Corporation ..................        1,410,937
    30,000       Aquarion Company .............................        1,025,625
    11,600       Atlantic Richfield Company ...................          906,250
    42,400       Atwood Oceanics, Inc.1 .......................        1,688,050
    53,000       Avatar Holdings, Inc. ........................        1,477,375
    17,500       Chevron Corporation ..........................        1,453,594
    30,000       Coflexip S.A. (ADR) ..........................        1,831,875
    23,000       Columbia Energy Group ........................        1,279,375
    28,200       Elf Aquitaine S.A. (ADR) .....................        2,002,200
    26,600       Exxon Corporation ............................        1,896,913
    40,000       Halliburton Company ..........................        1,782,500
    14,600       IPL Energy, Inc. .............................          659,281
    36,500       Noble Affiliates, Inc. .......................        1,387,000
     8,800       Piedmont Natural Gas
                   Company, Inc. ..............................          295,900
    19,700       Rogers Corporation ...........................          650,100
    32,500       Schlumberger, Ltd. ...........................        2,220,156
    38,250       Stolt Comex Seaway, S.A. "A" (ADR)1 ..........          664,594
    76,500       Stolt Comex Seaway, S.A. (ADR)1 ..............        1,477,406
    64,000       The Williams Companies, Inc. .................        2,160,000
    20,000       Total S.A. (ADR) .............................        1,307,500
    40,000       USX-Marathon Group ...........................        1,372,500
    56,000       YPF Sociedad Anonima (ADR) ...................        1,683,500
                                                                     -----------
                                                                      30,632,631
                                                                     -----------

                 ENVIRONMENTAL TECHNOLOGY: 1.6%
    15,600       Cooper Cameron Corporation1 ..................          795,600
                                                                     -----------


  NUMBER OF
    SHARES
  OR PRINCIPAL                                                         VALUE
    AMOUNT                 SECURITY                                  (NOTE 1)
--------------------------------------------------------------------------------


                 PAPER AND FOREST PRODUCTS: 9.9%
   60,000        Fort James Corporation .......................      $ 2,670,000
   35,000        International Paper Company ..................        1,505,000
   18,000        Union Camp Corporation .......................          893,250
                                                                     -----------
                                                                       5,068,250
                                                                     -----------

                 PRECIOUS METALS: 1.7%
   35,000        Newmont Gold Company .........................          864,063
                                                                     -----------

                 TOTAL COMMON STOCKS
                   (cost $44,014,158) .........................       47,584,669
                                                                     -----------

                 SHORT-TERM INVESTMENTS:
                 U.S. GOVERNMENT OBLIGATIONS:  5.8%
$1,500,000       U.S. Treasury Bills, 5.16%, due 11/19/1998 ...        1,470,435
 1,500,000       U.S. Treasury Bills, 5.17%, due  11/12/1998 ..        1,471,845
                                                                     -----------


                 TOTAL SHORT-TERM INVESTMENTS
                   (cost $2,941,814) ..........................        2,942,280
                                                                     -----------

                 TOTAL INVESTMENTS: 99.0%
                   (cost $46,955,972+) ........................       50,526,949
                 Other assets in excess
                   of liabilities: 1.0% .......................          512,362
                                                                     -----------

                 TOTAL NET ASSETS: 100.0%
                   (equivalent to $14.45 per share on
                   3,532,142 shares outstanding) ..............      $51,039,311
                                                                     ===========



ADR--American Depository Receipt.
1Non-income producing security.
+Aggregate cost for Federal income tax purposes is $47,099,537.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

ASSETS
Investments, at value (cost $46,955,972) (Note1) .................   $50,526,949
Cash .............................................................       292,354
Receivable for investment securities sold ........................       385,268
Receivable for shares sold .......................................        31,316
Dividends and interest receivable ................................        90,283
                                                                     -----------
          Total Assets ...........................................    51,326,170
                                                                     -----------

LIABILITIES
Due to Lexington Management Corporation (Note 2) .................        42,372
Payable for investment securities purchased ......................        83,488
Payable for shares redeemed ......................................       109,446
Accrued expenses .................................................        51,553
                                                                     -----------
          Total Liabilities ......................................       286,859
                                                                     -----------
NET ASSETS (equivalent to $14.45 per share on
  3,532,142 shares outstanding) (Note 3)  ........................   $51,039,311
                                                                     ===========

NET ASSETS consist of:
Paid-in capital--unlimited shares of beneficial
  interest at no par value .......................................   $43,491,957
Undistributed net investment income ..............................       377,284
Accumulated net realized gains on investments ....................     3,599,093
Unrealized appreciation on investments ...........................     3,570,977
                                                                     -----------
          Total Net Assets .......................................   $51,039,311
                                                                     ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (unaudited)




INVESTMENT INCOME
Dividends .................................................   $   475,033
Interest ..................................................        35,328
                                                              -----------
                                                                  510,361
Less: foreign tax expense .................................        15,481
                                                              -----------
          Total investment income .........................                     $   494,880

EXPENSES
   Investment advisory fee (Note 2) .......................       284,577
   Printing and mailing expenses ..........................        19,146
   Accounting expenses (Note 2) ...........................        21,992
   Directors' fees and expenses ...........................         8,688
   Professional fees ......................................        10,898
   Computer processing fees ...............................         6,426
   Custodian expenses .....................................         5,828
   Registration fees ......................................           905
   Other expenses .........................................         5,068
                                                              -----------
          Total expenses ..................................                         363,528
                                                                                -----------
          Net investment income ...........................                         131,352

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 4)
  Net realized gain on investments ........................       899,805

  Net change in unrealized appreciation on investments ....    (2,930,133)
                                                              -----------
          Net realized and unrealized loss ................                      (2,030,328)
                                                                                -----------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........                     $(1,898,976)
                                                                                ===========

LEXINGTON NATURAL RESOURCES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
                                                              Six months
                                                                 ended          Year ended
                                                             June 30, 1998     December 31,
                                                              (unaudited)          1997
                                                             -------------     -------------
Net investment income .....................................   $   131,352       $   245,932
Net realized gain from investments ........................       899,805         2,699,440
Net change in unrealized appreciation of investments ......    (2,930,133)          768,667
                                                              -----------       -----------
        Increase (decrease) in net assets
          resulting from operations .......................    (1,898,976)        3,714,039

Distributions to shareholders from net
  realized gains from security transactions ...............       --             (1,902,822)
Increase (decrease) in net assets from
  capital share transactions (Note 3) .....................   (12,324,575)       25,517,709
                                                              -----------       -----------
        Net increase (decrease) in net assets .............   (14,223,551)       27,328,926

NET ASSETS:
     Beginning of period ..................................    65,262,862        37,933,936
                                                              -----------       -----------
     End of period (including undistributed
        net investment income of $377,284 and
        $245,932, 1998 and 1997, respectively) ............   $51,039,311       $65,262,862
                                                              ===========       ===========


   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
June  30, 1998 (unaudited) and December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

      Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

      INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

      The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
June  30, 1998 (unaudited) and December 31, 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (CONTINUED)

the Trust's average daily net assets. For 1998, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the six months ended June 30, 1998.

      The Trust reimburses LMC for certain expenses, including accounting costs of $21,992, which are incurred by the Trust, but paid by LMC.

3. CAPITAL STOCK

      Transactions in capital stock were as follows:

                                                         Six months ended
                                                           June 30, 1998                       Year ended
                                                           (unaudited)                     December 31, 1997
                                                   ---------------------------        ---------------------------
                                                    Shares           Amount             Shares          Amount
                                                    -------          -------            -------         -------
     Shares sold ..............................       450,309       $ 6,634,807        3,601,366       $53,536,615
     Shares issued on
          reinvestment of dividends ...........            --                --          116,969         1,902,821
                                                    ---------       -----------        ---------       -----------
                                                      450,309         6,634,807        3,718,335        55,439,436
     Shares redeemed ..........................    (1,294,020)      (18,959,382)      (1,996,391)      (29,921,727)
                                                    ---------       -----------        ---------       -----------
     Net increase (decrease) ..................      (843,711)     $(12,324,575)       1,721,944       $25,517,709
                                                    =========      ============        =========       ===========


4. PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of investments for the six months ended June 30, 1998, excluding short-term securities, were $23,641,263 and $37,590,876, respectively.

      At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,511,326 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,083,914.

5. INVESTMENT AND CONCENTRATION RISKS

      The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws , all of which could affect the market and/or credit risk of the investments.

LEXINGTON NATURAL RESOURCES TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                           Six months
                                                              ended
                                                            June 30,
                                                              1998                      Year ended December 31,
                                                                        ------------------------------------------------------
                                                           (unaudited)      1997           1996          1995           1994
                                                           ----------     --------       --------      --------       --------
Net asset value, beginning of period ...............          $14.91       $14.29         $11.30         $ 9.71        $10.30
                                                              ------       ------         ------        ------         ------
Income (loss) from investment operations:
   Net investment income ...........................            0.09         0.06           0.05          0.06           0.04
   Net realized and unrealized gain (loss)
      on investments  and foreign currency
           transactions ............................           (0.55)        1.00           2.99          1.58          (0.59)
                                                              ------       ------         ------        ------         ------
Total income (loss) from investment
    operations .....................................           (0.46)        1.06           3.04          1.64          (0.55)
                                                              ------       ------         ------        ------         ------
Less distributions:
    Distributions from net investment income .......              --           --          (0.05)        (0.05)         (0.04)
    Distributions from net realized gains ..........              --        (0.44)            --            --             --
                                                              ------       ------         ------        ------         ------
Total distributions ................................            --          (0.44)         (0.05)        (0.05)         (0.04)
                                                              ------       ------         ------        ------         ------
Net asset value, end of period .....................          $14.45       $14.91         $14.29        $11.30         $ 9.71
                                                              ======       ======         ======        ======         ======
Total return .......................................         (6.12)%*       7.15%         26.89%         16.87%         (5.38)%
Ratio to average net assets:
   Expenses ........................................           1.28%*       1.25%          1.42%          1.47%          1.55%
   Net investment income ...........................           0.46%*       0.39%          0.40%          0.56%          0.49%
Portfolio turnover rate ............................          85.34%*     114.16%        102.76%        149.18%         87.40%
Average commissions paid on equity security
   transactions** ..................................           $0.06        $0.07          $0.07           --             --
Net assets, end of period (000's omitted) ..........         $51,039      $65,263        $37,934        $16,955        $13,627

*  Annualized.

** In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.

     LEXINGTON
     NATURAL RESOURCES TRUST


     INVESTMENT ADVISER
--------------------------------------------------
     LEXINGTON MANAGEMENT CORPORATION
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663

     SUB-ADVISOR
--------------------------------------------------
     MARKET SYSTEMS RESEARCH ADVISORS, INC.
     80 Maiden Lane
     New York, New York 10038

     DISTRIBUTOR
--------------------------------------------------
     LEXINGTON FUNDS DISTRIBUTOR, INC.
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663





This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



                                    LEXINGTON

                                    LEXINGTON
                                     NATURAL
                                    RESOURCES
                                      TRUST
                             ----------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1998




                               The Lexington Group
                                   of NO LOAD
                              Investment Companies

                             ----------------------